SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January 14, 2000
(Date of earliest event reported)

Commission File No. 333-17801





                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                         52-2009776
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Integrated Structured Assets, Inc. which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

      (99)                                   Collateral Term Sheets
                                             prepared by Norwest Integrated
                                             Structured Assets, Inc. in
                                             connection with Norwest Integrated
                                             Structured Assets, Inc. Mortgage
                                             Asset-Backed Pass-Through
                                             Certificates, Series 2000-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST INTEGRATED STRUCTURED ASSETS, INC.

January 14, 2000

                                   By:      /s/ Alan S. McKenney
                                          -----------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Collateral Term Sheets                         E
                        prepared by Norwest Integrated
                        Structured Assets, Inc. in connection
                        with Norwest Integrated Structured
                        Assets, Inc. Mortgage Asset-Backed
                        Pass-Through Certificates, Series 2000-1